CHANGE OF CONTROL AGREEMENT
                   ---------------------------


          THIS AGREEMENT made as of March 1, 1995, by and between First Merchants Bancorp, Inc., a West Virginia company (the "Company"), and Robert
P. McDowell, an executive officer of the Company (the "Executive").

          WHEREAS, the Executive is currently employed by the Company and The Merchants National Bank, its wholly-owned subsidiary; and

          WHEREAS, changes in the banking industry have occurred such that changes in the ownership and management of the Company could occur; and

          WHEREAS, the Board of Directors of the Company (the
"Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial; and

          WHEREAS, the Company believes it is in the best interest of the Company to grant the Executive a level of security to preserve key management and to assure fair consideration of any affiliation opportunities that may arise.

          NOW THEREFORE, in consideration of the promises and the respective covenants and agreements of the parties herein contained, the Company and Executive contract and agree as follows:

          1. Definitions. The following definitions shall apply to designated phrases used in this Agreement.

                a. "Change of Control" means (i) a change of ownership of the Company which would have to be reported to the Securities and Exchange Commission if the Company was a company registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the failure during any period of two (2) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period; or (iii) the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.














                                    1

                b. "Base Pay" means the average of the Executive's full earnings reported on IRS Form W-2 for the two full year periods immediately prior to the date of the consummation of the Change of Control or for the two full year period immediately preceding the Date of Termination, whichever is greater.

                c. "Good Cause" includes (i) termination for continued poor work performance after written notice of and reasonable opportunity to correct deficiencies; (ii) termination for behavior outside or on the job which affects the ability of management of the Company or co-workers to perform their jobs and which is not corrected after reasonable written warning; (iii) termination for failure to devote reasonable time to the job which is not corrected after reasonable warning; and (iv) any other significant deficiency in performance by the Executive which is not corrected after reasonable warning.

                d. "Disability" means total and permanent disability as defined by Company's (or its successor's) Long-Term Disability Plan.

                e. "Retirement" means termination of employment by the executive in accordance with Company's (or its successor's) retirement plan, including early retirement, generally applicable to its salaried employees.

                f. "Good Reason" means: (i) a Change of Control in the Company (as defined above) and: (a) a decrease in the total amount of the Executive's base salary below its level in effect on the date of consummation of the Change of Control, without the Executive's prior written consent; or (b) a material reduction in the importance of the Executive's job responsibilities without the Executive's prior written consent; or (c) a geographical relocation of the Executive to an office more than 30 miles from the Executive's business location or residence at the time of the Change of Control without the Executive's prior written consent; (ii) failure of Company to obtain assumption of this Agreement by its successor; or (iii) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination required in paragraph 2.

                g. "Wrongful Termination" means termination of the Executive's employment by the Company or it affiliates for any reason other than Good Cause or the death, Disability or Retirement of Executive prior to the expiration of twenty-four (24) months after consummation of the Change of Control.

          2. Termination for Good Reason or For Cause; Notice of Termination. The Executive may terminate his employment with the Company or its affiliates for Good Reason. In the event of a Change of Control, the Company may terminate Executive's employment only for Good Cause within twenty-four (24) months after consummation of Change in Control. Any termination of the Executive's employment by the Company or by the Executive shall be















                                    2
communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, which shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of the Executive's employment under the provision so indicated, and which shall further specify an effective date of termination. For purposes of termination under this paragraph, Date of Termination shall mean the date on which Notice of Termination is to be effective.

          3. Resignation of Executive. Executive may resign for any reason, after a Change in Control, by giving thirty (30) days' prior written notice of his resignation. In the event of the termination of Executive due to his resignation (for reasons other than Good Reason), then Executive shall only be entitled to compensation through his last day of employment.

          4. Compensation of Executive Upon Termination for Good Reason or Wrongful Termination.

                a. Except as hereinafter provided, if the Executive terminates his employment with the Company for Good Reason or the Company terminates the Executive's employment in a manner constituting Wrongful Termination, the Company hereby agrees to pay the Executive a lump sum cash payment equal to the Executive's Base Salary, on a monthly basis, multiplied by the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of consummation of the Change of Control.

                b. For the year in which termination occurs, the Executive will be entitled to receive his reasonable share of the Company's cash bonuses, if any, allocated in accordance with existing principles and authorized by the Board of Directors. The amount of the Executive's cash incentive award shall not be reduced due to the Executive not being actively employed for the full year.

                c. The Executive will continue to participate, without discrimination, for the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of the consummation of the Change of Control in benefit plans (such as retirement, disability and medical insurance) maintained after any Change of Control for employees, in general, of the Company, or any successor organization, provided the Executive's continued participation is possible under the general terms and conditions of such plans. In the event the Executive's participation in any such plan is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would have been entitled had his participation not been barred. However, in no event will the















                                    3
Executive receive from the Company the employee benefits contemplated by this section if the Executive receives comparable benefits from any other source.


          5 .    Other Employment.  The Executive shall not be required to
mitigate the amount of any payment provided for in this Agreement by seeking other employment. The amount of any payment provided for in this Agreement shall not be reduced by any compensation earned or benefits provided (except as set forth in paragraph 4.c. above) as the result of employment by another employer after the Date of Termination.

          6. Rights of Company Prior to the Change of Control. This Agreement shall not effect the right of the Company to terminate the Executive, or to reduce the salary or benefits of the Executive, with or without Good Cause, prior to any Change of Control; provided, however, any termination or reduction in salary or benefits which takes place after discussions have commenced which result in a Change of Control shall be presumed to be a violation of this Agreement which entitled the Executive to the benefits hereof, absent clear and convincing evidence to the contrary.

          7.    Successors; Binding Agreement.

                a.    The Company will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                b. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.


















                                    4
          8. Notice. For the purposes of this Agreement, notices, demands and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Executive:

               Robert P. McDowell
               Box 921
               Montgomery, WV  25136

               If to the Company:

               The Merchants National Bank
               4th Avenue & Washington St.
               P. O. Box 1109
               Montgomery, WV  25136
               Attn: George F. Davis


or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and another executive officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretations, construction and performance of this Agreement shall be governed by the laws of the State of West Virginia.

          10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
















                                    5
          12. Legal Fees. Company shall pay all reasonable legal fees and expenses incurred by Executive in enforcing any right or benefit provided by this Agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.



                              FIRST MERCHANTS BANCORP, INC.


                              By:/s/ George F. Davis
                                 -------------------------------

                               Its:    President
                                   -----------------------------


                              /s/ Robert P. McDowell
                              ----------------------------------
                                   Robert P. McDowell, Executive








































                                    6

                  CHANGE OF CONTROL AGREEMENT
                  ---------------------------

          THIS AGREEMENT made as of March 1, 1995, by and between First Merchants Bancorp, Inc., a West Virginia company (the "Company"), and Steven D. Nunley, an executive officer of the Company (the "Executive").

          WHEREAS, the Executive is currently employed by the Company and The Merchants National Bank, its wholly-owned subsidiary; and

          WHEREAS, changes in the banking industry have occurred such that changes in the ownership and management of the Company could occur; and

          WHEREAS, the Board of Directors of the Company (the
"Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial; and

          WHEREAS, the Company believes it is in the best interest of the Company to grant the Executive a level of security to preserve key management and to assure fair consideration of any affiliation opportunities that may arise.

          NOW THEREFORE, in consideration of the promises and the respective covenants and agreements of the parties herein contained, the Company and Executive contract and agree as follows:

          1. Definitions. The following definitions shall apply to designated phrases used in this Agreement.

                a. "Change of Control" means (i) a change of ownership of the Company which would have to be reported to the Securities and Exchange Commission if the Company was a company registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the failure during any period of two (2) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period; or (iii) the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.

















                                    1
                b. "Base Pay" means the average of the Executive's full earnings reported on IRS Form W-2 for the two full year periods immediately prior to the date of the consummation of the Change of Control or for the two full year period immediately preceding the Date of Termination, whichever is greater.

                c. "Good Cause" includes (i) termination for continued poor work performance after written notice of and reasonable opportunity to correct deficiencies; (ii) termination for behavior outside or on the job which affects the ability of management of the Company or co-workers to perform their jobs and which is not corrected after reasonable written warning; (iii) termination for failure to devote reasonable time to the job which is not corrected after reasonable warning; and (iv) any other significant deficiency in performance by the Executive which is not corrected after reasonable warning.

                d. "Disability" means total and permanent disability as defined by Company's (or its successor's) Long-Term Disability Plan.

                e. "Retirement" means termination of employment by the executive in accordance with Company's (or its successor's) retirement plan, including early retirement, generally applicable to its salaried employees.

                f. "Good Reason" means: (i) a Change of Control in the Company (as defined above) and: (a) a decrease in the total amount of the Executive's base salary below its level in effect on the date of consummation of the Change of Control, without the Executive's prior written consent; or (b) a material reduction in the importance of the Executive's job responsibilities without the Executive's prior written consent; or (c) a geographical relocation of the Executive to an office more than 30 miles from the Executive's business location or residence at the time of the Change of Control without the Executive's prior written consent; (ii) failure of Company to obtain assumption of this Agreement by its successor; or (iii) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination required in paragraph 2.

                g. "Wrongful Termination" means termination of the Executive's employment by the Company or it affiliates for any reason other than Good Cause or the death, Disability or Retirement of Executive prior to the expiration of twenty-four (24) months after consummation of the Change of Control.

          2. Termination for Good Reason or For Cause; Notice of Termination. The Executive may terminate his employment with the Company or its affiliates for Good Reason. In the event of a Change of Control, the Company may terminate Executive's employment only for Good Cause within twenty-four (24) months after consummation of Change in Control. Any termination of the Executive's employment by the Company or by the Executive shall be














                                    2
communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, which shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of the Executive's employment under the provision so indicated, and which shall further specify an effective date of termination. For purposes of termination under this paragraph, Date of Termination shall mean the date on which Notice of Termination is to be effective.

          3. Resignation of Executive. Executive may resign for any reason, after a Change in Control, by giving thirty (30) days' prior written notice of his resignation. In the event of the termination of Executive due to his resignation (for reasons other than Good Reason), then Executive shall only be entitled to compensation through his last day of employment.

          4. Compensation of Executive Upon Termination for Good Reason or Wrongful Termination.

                a. Except as hereinafter provided, if the Executive terminates his employment with the Company for Good Reason or the Company terminates the Executive's employment in a manner constituting Wrongful Termination, the Company hereby agrees to pay the Executive a lump sum cash payment equal to the Executive's Base Salary, on a monthly basis, multiplied by the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of consummation of the Change of Control.

                b. For the year in which termination occurs, the Executive will be entitled to receive his reasonable share of the Company's cash bonuses, if any, allocated in accordance with existing principles and authorized by the Board of Directors. The amount of the Executive's cash incentive award shall not be reduced due to the Executive not being actively employed for the full year.

                c. The Executive will continue to participate, without discrimination, for the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of the consummation of the Change of Control in benefit plans (such as retirement, disability and medical insurance) maintained after any Change of Control for employees, in general, of the Company, or any successor organization, provided the Executive's continued participation is possible under the general terms and conditions of such plans. In the event the Executive's participation in any such plan is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would have been entitled had his participation not been barred. However, in no event will the















                                    3
Executive receive from the Company the employee benefits contemplated by this section if the Executive receives comparable benefits from any other source.

          5. Other Employment. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment. The amount of any payment provided for in this Agreement shall not be reduced by any compensation earned or benefits provided (except as set forth in paragraph 4.c. above) as the result of employment by another employer after the Date of Termination.

          6. Rights of Company Prior to the Change of Control. This Agreement shall not effect the right of the Company to terminate the Executive, or to reduce the salary or benefits of the Executive, with or without Good Cause, prior to any Change of Control; provided, however, any termination or reduction in salary or benefits which takes place after discussions have commenced which result in a Change of Control shall be presumed to be a violation of this Agreement which entitled the Executive to the benefits hereof, absent clear and convincing evidence to the contrary.

          7.    Successors; Binding Agreement.

                a. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                b. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.


















                                    4

          8. Notice. For the purposes of this Agreement, notices, demands and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  Steven D. Nunley
                  P. O. Box 195
                  Montgomery, WV  25136

                  If to the Company:

                  The Merchants National Bank
                  4th Avenue & Washington St.
                  P. O. Box 1109
                  Montgomery, WV  25136
                  Attn: George F. Davis


or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and another executive officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretations, construction and performance of this Agreement shall be governed by the laws of the State of West Virginia.

          10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
















                                    5
          12. Legal Fees. Company shall pay all reasonable legal fees and expenses incurred by Executive in enforcing any right or benefit provided by this Agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.



                                    FIRST MERCHANTS BANCORP, INC.


                                    By:/s/ George F. Davis
                                       -------------------------------

                                       Its:    President
                                           ---------------------------



                                     /s/ Steven D. Nunley
                                     ---------------------------------
                                           Steven D. Nunley, Executive







































                                    6

                          CHANGE OF CONTROL AGREEMENT
                          ---------------------------

          THIS AGREEMENT made as of March 1, 1995, by and between First Merchants Bancorp, Inc., a West Virginia company (the "Company"), and Robert
L. Neal, an executive officer of the Company (the "Executive").

          WHEREAS, the Executive is currently employed by the Company and The Merchants National Bank, its wholly-owned subsidiary; and

          WHEREAS, changes in the banking industry have occurred such that changes in the ownership and management of the Company could occur; and

          WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial; and

          WHEREAS, the Company believes it is in the best interest of the Company to grant the Executive a level of security to preserve key management and to assure fair consideration of any affiliation opportunities that may arise.

          NOW THEREFORE, in consideration of the promises and the respective covenants and agreements of the parties herein contained, the Company and Executive contract and agree as follows:

          1. Definitions. The following definitions shall apply to designated phrases used in this Agreement.

                a. "Change of Control" means (i) a change of ownership of the Company which would have to be reported to the Securities and Exchange Commission if the Company was a company registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the failure during any period of two (2) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period; or (iii) the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.


















                                    1
                b. "Base Pay" means the average of the Executive's full earnings reported on IRS Form W-2 for the two full year periods immediately prior to the date of the consummation of the Change of Control or for the two full year period immediately preceding the Date of Termination, whichever is greater.

                c. "Good Cause" includes (i) termination for continued poor work performance after written notice of and reasonable opportunity to correct deficiencies; (ii) termination for behavior outside or on the job which affects the ability of management of the Company or co-workers to perform their jobs and which is not corrected after reasonable written warning; (iii) termination for failure to devote reasonable time to the job which is not corrected after reasonable warning; and (iv) any other significant deficiency in performance by the Executive which is not corrected after reasonable warning.

                d. "Disability" means total and permanent disability as defined by Company's (or its successor's) Long-Term Disability Plan.

                e. "Retirement" means termination of employment by the executive in accordance with Company's (or its successor's) retirement plan, including early retirement, generally applicable to its salaried employees.

                f. "Good Reason" means: (i) a Change of Control in the Company (as defined above) and: (a) a decrease in the total amount of the Executive's base salary below its level in effect on the date of consummation of the Change of Control, without the Executive's prior written consent; or (b) a material reduction in the importance of the Executive's job responsibilities without the Executive's prior written consent; or (c) a geographical relocation of the Executive to an office more than 30 miles from the Executive's business location or residence at the time of the Change of Control without the Executive's prior written consent; (ii) failure of Company to obtain assumption of this Agreement by its successor; or (iii) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination required in paragraph 2.

                g. "Wrongful Termination" means termination of the Executive's employment by the Company or it affiliates for any reason other than Good Cause or the death, Disability or Retirement of Executive prior to the expiration of twenty-four (24) months after consummation of the Change of Control.

          2. Termination for Good Reason or For Cause; Notice of Termination. The Executive may terminate his employment with the Company or its affiliates for Good Reason. In the event of a Change of Control, the Company may terminate Executive's employment only for Good Cause within twenty-four (24) months after consummation of Change in Control. Any termination of the Executive's employment by the Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto. For














                                    2
purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, which shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of the Executive's employment under the provision so indicated, and which shall further specify an effective date of termination. For purposes of termination under this paragraph, Date of Termination shall mean the date on which Notice of Termination is to be effective.

          3. Resignation of Executive. Executive may resign for any reason, after a Change in Control, by giving thirty (30) days' prior written notice of his resignation. In the event of the termination of Executive due to his resignation (for reasons other than Good Reason), then Executive shall only be entitled to compensation through his last day of employment.

          4. Compensation of Executive Upon Termination for Good Reason or Wrongful Termination.

                a. Except as hereinafter provided, if the Executive terminates his employment with the Company for Good Reason or the Company terminates the Executive's employment in a manner constituting Wrongful Termination, the Company hereby agrees to pay the Executive a lump sum cash payment equal to the Executive's Base Salary, on a monthly basis, multiplied by the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of consummation of the Change of Control.

                b. For the year in which termination occurs, the Executive will be entitled to receive his reasonable share of the Company's cash bonuses, if any, allocated in accordance with existing principles and authorized by the Board of Directors. The amount of the Executive's cash incentive award shall not be reduced due to the Executive not being actively employed for the full year.

                c. The Executive will continue to participate, without discrimination, for the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of the consummation of the Change of Control in benefit plans (such as retirement, disability and medical insurance) maintained after any Change of Control for employees, in general, of the Company, or any successor organization, provided the Executive's continued participation is possible under the general terms and conditions of such plans. In the event the Executive's participation in any such plan is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would have been entitled had his participation not been barred. However, in no event will the

















                                    3
Executive receive from the Company the employee benefits contemplated by this section if the Executive receives comparable benefits from any other source.

          5. Other Employment. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment. The amount of any payment provided for in this Agreement shall not be reduced by any compensation earned or benefits provided (except as set forth in paragraph 4.c. above) as the result of employment by another employer after the Date of Termination.

          6. Rights of Company Prior to the Change of Control. This Agreement shall not effect the right of the Company to terminate the Executive, or to reduce the salary or benefits of the Executive, with or without Good Cause, prior to any Change of Control; provided, however, any termination or reduction in salary or benefits which takes place after discussions have commenced which result in a Change of Control shall be presumed to be a violation of this Agreement which entitled the Executive to the benefits hereof, absent clear and convincing evidence to the contrary.

           7.    Successors; Binding Agreement.

                a. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                b. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.


















                                    4

          8. Notice. For the purposes of this Agreement, notices, demands and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  Robert L. Neal
                  101 Sunset Drive
                  Charleston, WV  25301

                  If to the Company:

                  The Merchants National Bank
                  4th Avenue & Washington St.
                  P. O. Box 1109
                  Montgomery, WV  25136
                  Attn: George F. Davis


or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and another executive officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretations, construction and performance of this Agreement shall be governed by the laws of the State of West Virginia.

          10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
















                                    5
          12. Legal Fees. Company shall pay all reasonable legal fees and expenses incurred by Executive in enforcing any right or benefit provided by this Agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.



                                    FIRST MERCHANTS BANCORP, INC.


                                    By:/s/ George F. Davis
                                       ----------------------------

                                       Its:      President
                                           ------------------------




                                     /s/ Robert L. Neal
                                     ------------------------------
                                          Robert L. Neal, Executive






































                                    6

                          CHANGE OF CONTROL AGREEMENT


          THIS AGREEMENT made as of March 1, 1995, by and between First Merchants Bancorp, Inc., a West Virginia company (the "Company"), and Linda G. Aguilar, an executive officer of the Company (the "Executive").

          WHEREAS, the Executive is currently employed by the Company and The Merchants National Bank, its wholly-owned subsidiary; and

          WHEREAS, changes in the banking industry have occurred such that changes in the ownership and management of the Company could occur; and

          WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial; and

          WHEREAS, the Company believes it is in the best interest of the Company to grant the Executive a level of security to preserve key management and to assure fair consideration of any affiliation opportunities that may arise.

          NOW THEREFORE, in consideration of the promises and the respective covenants and agreements of the parties herein contained, the Company and Executive contract and agree as follows:

          1. Definitions. The following definitions shall apply to designated phrases used in this Agreement.

                a. "Change of Control" means (i) a change of ownership of the Company which would have to be reported to the Securities and Exchange Commission if the Company was a company registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the failure during any period of two (2) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period; or (iii) the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.


















                                    1
                b. "Base Pay" means the average of the Executive's full earnings reported on IRS Form W-2 for the two full year periods immediately prior to the date of the consummation of the Change of Control or for the two full year period immediately preceding the Date of Termination, whichever is greater.

                c. "Good Cause" includes (i) termination for continued poor work performance after written notice of and reasonable opportunity to correct deficiencies; (ii) termination for behavior outside or on the job which affects the ability of management of the Company or co-workers to perform their jobs and which is not corrected after reasonable written warning; (iii) termination for failure to devote reasonable time to the job which is not corrected after reasonable warning; and (iv) any other significant deficiency in performance by the Executive which is not corrected after reasonable warning.

                d. "Disability" means total and permanent disability as defined by Company's (or its successor's) Long-Term Disability Plan.

                e. "Retirement" means termination of employment by the executive in accordance with Company's (or its successor's) retirement plan, including early retirement, generally applicable to its salaried employees.

                f. "Good Reason" means: (i) a Change of Control in the Company (as defined above) and: (a) a decrease in the total amount of the Executive's base salary below its level in effect on the date of consummation of the Change of Control, without the Executive's prior written consent; or (b) a material reduction in the importance of the Executive's job responsibilities without the Executive's prior written consent; or (c) a geographical relocation of the Executive to an office more than 30 miles from the Executive's business location or residence at the time of the Change of Control without the Executive's prior written consent; (ii) failure of Company to obtain assumption of this Agreement by its successor; or (iii) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination required in paragraph 2.

                g. "Wrongful Termination" means termination of the Executive's employment by the Company or it affiliates for any reason other than Good Cause or the death, Disability or Retirement of Executive prior to the expiration of twenty-four (24) months after consummation of the Change of Control.

          2. Termination for Good Reason or For Cause; Notice of Termination. The Executive may terminate his employment with the Company or its affiliates for Good Reason. In the event of a Change of Control, the Company may terminate Executive's employment only for Good Cause within twenty-four (24) months after consummation of Change in Control. Any termination of the Executive's employment by the Company or by the Executive shall be














                                    2

communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, which shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of the Executive's employment under the provision so indicated, and which shall further specify an effective date of termination. For purposes of termination under this paragraph, Date of Termination shall mean the date on which Notice of Termination is to be effective.

          3. Resignation of Executive. Executive may resign for any reason, after a Change in Control, by giving thirty (30) days' prior written notice of his resignation. In the event of the termination of Executive due to his resignation (for reasons other than Good Reason), then Executive shall only be entitled to compensation through his last day of employment.

          4. Compensation of Executive Upon Termination for Good Reason or Wrongful Termination.

                a. Except as hereinafter provided, if the Executive terminates his employment with the Company for Good Reason or the Company terminates the Executive's employment in a manner constituting Wrongful Termination, the Company hereby agrees to pay the Executive a lump sum cash payment equal to the Executive's Base Salary, on a monthly basis, multiplied by the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of consummation of the Change of Control.

                b. For the year in which termination occurs, the Executive will be entitled to receive his reasonable share of the Company's cash bonuses, if any, allocated in accordance with existing principles and authorized by the Board of Directors. The amount of the Executive's cash incentive award shall not be reduced due to the Executive not being actively employed for the full year.

                c. The Executive will continue to participate, without discrimination, for the number of months between the Date of Termination and the date that is twenty-four (24) months after the date of the consummation of the Change of Control in benefit plans (such as retirement, disability and medical insurance) maintained after any Change of Control for employees, in general, of the Company, or any successor organization, provided the Executive's continued participation is possible under the general terms and conditions of such plans. In the event the Executive's participation in any such plan is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would have been entitled had his participation not been barred. However, in no event will the















                                    3

Executive receive from the Company the employee benefits contemplated by this section if the Executive receives comparable benefits from any other source.


          5. Other Employment. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment. The amount of any payment provided for in this Agreement shall not be reduced by any compensation earned or benefits provided (except as set forth in paragraph 4.c. above) as the result of employment by another employer after the Date of Termination.

          6. Rights of Company Prior to the Change of Control. This Agreement shall not effect the right of the Company to terminate the Executive, or to reduce the salary or benefits of the Executive, with or without Good Cause, prior to any Change of Control; provided, however, any termination or reduction in salary or benefits which takes place after discussions have commenced which result in a Change of Control shall be presumed to be a violation of this Agreement which entitled the Executive to the benefits hereof, absent clear and convincing evidence to the contrary.

          7.    Successors; Binding Agreement.

                a. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                b. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

















                                    4
          8. Notice. For the purposes of this Agreement, notices, demands and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  Linda G. Aguilar
                  Box 195
                  Ansted, WV  25812


                  If to the Company:

                  The Merchants National Bank
                  4th Avenue & Washington St.
                  P. O. Box 1109
                  Montgomery, WV  25136
                  Attn: George F. Davis


or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and another executive officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretations, construction and performance of this Agreement shall be governed by the laws of the State of West Virginia.

          10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.















                                    5

          12. Legal Fees. Company shall pay all reasonable legal fees and expenses incurred by Executive in enforcing any right or benefit provided by this Agreement.


            IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.



                                    FIRST MERCHANTS BANCORP, INC.


                                    By:/s/ George F. Davis
                                       ------------------------------

                                      Its:       President
                                          ---------------------------


                                     /s/ Linda G. Aguilar
                                     --------------------------------
                                          Linda G. Aguilar, Executive








































                                    6
                          CHANGE OF CONTROL AGREEMENT
                          ---------------------------

          THIS AGREEMENT made as of March 1, 1995, by and between First Merchants Bancorp, Inc., a West Virginia company (the "Company"), and George
F. Davis, an executive officer of the Company (the "Executive").

          WHEREAS, the Executive is currently employed by the Company and The Merchants National Bank, its wholly-owned subsidiary; and

          WHEREAS, changes in the banking industry have occurred such that changes in the ownership and management of the Company could occur; and

          WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial; and

          WHEREAS, the Company believes it is in the best interest of the Company to grant the Executive a level of security to preserve key management and to assure fair consideration of any affiliation opportunities that may arise.

          NOW THEREFORE, in consideration of the promises and the respective covenants and agreements of the parties herein contained, the Company and Executive contract and agree as follows:

          1. Definitions. The following definitions shall apply to designated phrases used in this Agreement.

                a. "Change of Control" means (i) a change of ownership of the Company which would have to be reported to the Securities and Exchange Commission if the Company was a company registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the failure during any period of two (2) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period; or (iii) the 2consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.


















                                    1
                b. "Base Salary" means the average of the Executive's full earnings reported on IRS Form W-2 for the two full year periods immediately prior to the date of the consummation of the Change of Control or for the two full year period immediately preceding the Date of Termination, whichever is greater.

                c. "Good Cause" includes (i) termination for continued poor work performance after written notice of and reasonable opportunity to correct deficiencies; (ii) termination for behavior outside or on the job which affects the ability of management of the Company or co-workers to perform their jobs and which is not corrected after reasonable written warning; (iii) termination for failure to devote reasonable time to the job which is not corrected after reasonable warning; and (iv) any other significant deficiency in performance by the Executive which is not corrected after reasonable warning.

                d. "Disability" means total and permanent disability as defined by Company's (or its successor's) Long-Term Disability Plan.

                e. "Retirement" means termination of employment by the executive in accordance with Company's (or its successor's) retirement plan, including early retirement, generally applicable to its salaried employees.

                f. "Good Reason" means: (i) a Change of Control in the Company (as defined above) and: (a) a decrease in the total amount of the Executive's base salary below its level in effect on the date of consummation of the Change of Control, without the Executive's prior written consent; or (b) a material reduction in the importance of the Executive's job responsibilities without the Executive's prior written consent; or (c) a geographical relocation of the Executive to an office more than 30 miles from the Executive's business location or residence at the time of the Change of Control without the Executive's prior written consent; (ii) failure of Company to obtain assumption of this Agreement by its successor; or (iii) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination required in paragraph 2.

                g. "Wrongful Termination" means termination of the Executive's employment by the Company or it affiliates for any reason other than Good Cause or the death, Disability or Retirement of Executive prior to the expiration of thirty-six (36) months after consummation of the Change of Control.

          2. Termination for Good Reason or For Cause; Notice of Termination. The Executive may terminate his employment with the Company or its affiliates for Good Reason. In the event of a Change of Control, the Company may terminate Executive's employment only for Good Cause within thirty-six (36) months after consummation of Change in Control. Any termination of the Executive's employment by the Company or by the Executive shall be















                                    2
communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, which shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of the Executive's employment under the provision so indicated, and which shall further specify an effective date of termination. For purposes of termination under this paragraph, Date of Termination shall mean the date on which Notice of Termination is to be effective.

          3. Resignation of Executive. Executive may resign for any reason, after a Change in Control, by giving thirty (30) days' prior written notice of his resignation. In the event of the termination of Executive due to his resignation (for reasons other than Good Reason), then Executive shall only be entitled to compensation through his last day of employment.

          4. Compensation of Executive Upon Termination for Good Reason or Wrongful Termination.

                a. Except as hereinafter provided, if the Executive terminates his employment with the Company for Good Reason or the Company terminates the Executive's employment in a manner constituting Wrongful Termination, the Company hereby agrees to pay the Executive a lump sum cash payment equal to the Executive's Base Salary, on a monthly basis, multiplied by the number of months between the Date of Termination and the date that is thirty-six (36) months after the date of consummation of the Change of Control. Executive shall also have the use of an automobile owned and maintained by the Company for the period between the Date of Termination and the date that is thirty-six (36) months after the date of the consummation of the Change of Control.

                b. For the year in which termination occurs, the Executive will be entitled to receive his reasonable share of the Company's cash bonuses, if any, allocated in accordance with existing principles and authorized by the Board of Directors. The amount of the Executive's cash incentive award shall not be reduced due to the Executive not being actively employed for the full year.

                c. The Executive will continue to participate, without discrimination, for the number of months between the Date of Termination and the date that is thirty-six (36) months after the date of the consummation of the Change of Control in benefit plans (such as retirement, disability and medical insurance) maintained after any Change of Control for employees, in general, of the Company, or any successor organization, provided the Executive's continued participation is possible under the general terms and conditions of such plans. In the event the Executive's participation in any such plan is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would have been entitled had his participation not been barred. However, in no event will the













                                    3
Executive receive from the Company the employee benefits contemplated by this section if the Executive receives comparable benefits from any other source.


          5. Other Employment. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment. The amount of any payment provided for in this Agreement shall not be reduced by any compensation earned or benefits provided (except as set forth in paragraph 4.c. above) as the result of employment by another employer after the Date of Termination.

          6. Rights of Company Prior to the Change of Control. This Agreement shall not effect the right of the Company to terminate the Executive, or to reduce the salary or benefits of the Executive, with or without Good Cause, prior to any Change of Control; provided, however, any termination or reduction in salary or benefits which takes place after discussions have commenced which result in a Change of Control shall be presumed to be a violation of this Agreement which entitled the Executive to the benefits hereof, absent clear and convincing evidence to the contrary.

          7.    Successors; Binding Agreement.

                a. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                b. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.


















                                    4

          8. Notice. For the purposes of this Agreement, notices, demands and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  George F. Davis
                  Box 325
                  Charlton Heights, WV  25040


                  If to the Company:

                  The Merchants National Bank
                  4th Avenue & Washington St.
                  P. O. Box 1109
                  Montgomery, WV  25136
                  Attn: Linda G. Aguilar


or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and another executive officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretations, construction and performance of this Agreement shall be governed by the laws of the State of West Virginia.

          10. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.



















                                    5
          12. Legal Fees. Company shall pay all reasonable legal fees and expenses incurred by Executive in enforcing any right or benefit provided by this Agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.



                                    FIRST MERCHANTS BANCORP, INC.


                                    By:/s/ Linda G. Aguilar
                                       ------------------------------

                                        Its:     Secretary
                                            -------------------------



                                     /s/ George F. Davis
                                     --------------------------------
                                           George F. Davis, Executive











































                                    6